UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2019

Atlanticus Holdings Corporation

(Exact name of registrant as specified in its charter)

Georgia	000-53717	58-2336689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 300, Atlanta, Georgia 30328

(Address of principal executive offices)

Registrant’s telephone number, including area code: 770-828-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common stock, no par value	ATLC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 27, 2019, Atlanticus Holdings Corporation (the “Company”) and Dove Ventures, LLC (“Dove”) entered into a payoff letter (the “Payoff Letter”), pursuant to which the Company agreed to issue Dove 400,000 shares of newly-created Series A Cumulative Convertible Preferred Stock, no par value (the “Series A Preferred Stock”), in exchange for full satisfaction of the $40.0 million that the Company owed Dove under the Loan and Security Agreement, dated as of November 26, 2014, as previously amended, among the Company, certain subsidiary guarantors and Dove (the “Loan Agreement”). The Company completed the transactions provided for under the Payoff Letter on December 27, 2019. For more information regarding the Loan Agreement, see the Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on December 2, 2014 and the copy of the Loan Agreement filed with the SEC as Exhibit 10.15 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

In connection with the issuance of the Series A Preferred Stock, on December 27, 2019, the Company filed the Articles of Amendment Establishing Cumulative Convertible Preferred Stock, Series A (the “Articles of Amendment”) with the Georgia Secretary of State. The Articles of Amendment, which establishes the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Series A Preferred Stock, became effective upon filing.

Pursuant to the Articles of Amendment, the Series A Preferred Stock has the following terms:

Liquidation Preference:

The Series A Preferred Stock ranks (i) senior in liquidation to all existing and future classes of the Company’s common stock and (ii) pari passu or senior to all existing and future classes of preferred stock.

Per Share Liquidation Preference:	$100.

Dividends:	6% per year, cumulative, non-compounding, on the liquidation preference of $100.

Redemption:

The Series A Preferred Stock is perpetual and has no maturity date. The Company may, at its option, redeem the shares of Series A Preferred Stock on or after January 1, 2025 at a redemption price equal to $100 per share, plus any accumulated and unpaid dividends. At the request of a majority of the holders of the Series A Preferred Stock, the Company shall offer to redeem all of the Series A Preferred Stock at a redemption price equal to $100 per share, plus any accumulated and unpaid dividends, at the option of the holders thereof, on or after January 1, 2024.

Conversion:

Upon the election by the holders of a majority of the Series A Preferred Stock, each share of the Series A Preferred Stock is convertible into the number of shares of the Company’s common stock as is determined by dividing (i) the sum of (a) $100 and (b) any accumulated and unpaid dividends on such share by (ii) an initial conversion price equal to $10 per share, subject to certain adjustment in certain circumstances to prevent dilution.

Voting Rights:

Except for approval of adverse changes to the terms of the Series A Preferred Stock, approval of sale of all or substantially all of the Company’s assets, and triggering redemption or conversion of the Series A Preferred Stock, the holders of the Series A Preferred Stock have no voting rights except as required by law.

The terms of the Series A Preferred Stock are more fully described in the Articles of Amendment. A copy of the Articles of Amendment is included as Exhibit 3.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated by reference herein.

The Series A Preferred Stock was offered and sold pursuant to the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

In order to provide sufficient time to negotiate the transactions described in this Form 8-K, on December 20, 2019, the Company and certain subsidiary guarantors entered into the Ninth Amendment to the Loan Agreement, pursuant to which the parties extended the termination date of the Loan Agreement from December 20, 2019 to December 31, 2019. Under the Payoff Letter, the Loan Agreement was terminated.

Dove is a limited liability company owned by three trusts.  David G. Hanna is the sole shareholder and the President of the corporation that serves as the sole trustee of one of the trusts the beneficiaries of which include David G. Hanna.  Frank J. Hanna, III is the sole shareholder and the President of the corporation that serves as the sole trustee of the other two trusts the beneficiaries of which include Frank J. Hanna, III.  David G. Hanna is the Chief Executive Officer and Chairman of the Board of the Company. David G. Hanna and/or members of his immediate family, among others, beneficially own shares of the Company’s common stock held by a limited liability company that is one of the two largest shareholders of the Company. Frank J. Hanna, III and/or members of his immediate family, among others, beneficially own shares of the Company’s common stock held by another limited liability company that also is one of the two largest shareholders of the Company. David G. Hanna and Frank J. Hanna, III are brothers.

Item 3.02.	Unregistered Sales of Equity Securities.

To the extent applicable, the information contained in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.

Item 3.03.	Material Modification to Rights of Security Holders.

To the extent applicable, the information contained in Item 1.01 of this Current Report is incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent applicable, the information contained in Item 1.01 of this Current Report is incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements Exhibits.

(d)     Exhibits.

Exhibit Number	Description
3.1	Articles of Amendment Establishing Cumulative Convertible Preferred Stock, Series A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTICUS HOLDINGS CORPORATION

Date: December 30, 2019	By:	/s/ William R. McCamey
Name: William R. McCamey
Title: Chief Financial Officer

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